Exhibit 99.1

Annual General Meeting Tempe, Arizona | May 14, 2007

Safe Harbor There are statements in this presentation that are not historical facts. These "forward-looking statements" can be identified by the use of terminology such as "believe," "hope," "may," "anticipate," "should," "intend," "plan," "will," "expect," "estimate," "project," "positioned," "strategy" and similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. These risks and uncertainties include unanticipated trends in the various markets we serve, changes in health care, telemedicine or insurance regulations and economic and competitive conditions, governmental regulation and legal costs and our ability to stay abreast of increasing technology demands. The forward-looking statements included in this presentation do not guarantee our future performance, and actual results could differ from those contemplated by these forward-looking statements. In the light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this presentation will in fact transpire. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements. Investors should consult the Company's reports filed with the ASX and SEC for additional information about these and other risks and uncertainties.

Today's discussion Evolution of MedAire in past year Current initiatives to increase shareholder value Delivering long-term benefits to stakeholders

Evolution

One year ago... Company goals revised Profitable growth Product and distribution development Customer satisfaction Personnel development

Profitable Growth Focused on core strengths Sold Global Doctor clinics Finalized outsourcing of security business De-emphasized Business Traveler market Reviewed profitability of contracts Gained departmental efficiencies

Education and Quality Enhanced courses to meet client needs Transitioned instructors from contractors to employees Created international training support Enhanced quality assurance (ISO) Received excellent feedback from students Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Customer Satisfaction 0.98 0.98 0.96 0.95 0.97 0.96 0.96 0.95 0.99 0.98 0.98 0.98 "I would recommend MedAire's Training Programs to other companies"

Expertise: Quality is key Enhanced quality assurance & training Quarterly department and individual scorecards Provided cross training to enhance efficiencies Improve infrastructure Consolidating case management systems Replaced phone system Enhanced client reports Consistently exceeded department goals Over 42,000 cases managed in 2006

Equipment Implemented new products in Q1 07 Medical Inventory Control System Pediatric Supplemental Rx Kit Global Travel Watch (online health and safety data) Gained efficiencies throughout assembly process Provided newly-compliant automated external defibrillators and training

Net Income

Current initiatives to increase shareholder value

2007 Initiatives Profitable Growth & Cost Control Product Development & Distribution Customer Satisfaction Personnel Development

Product Development & Distribution Global Travel Watch New Business Aviation Solutions Pediatric Kit Medical Inventory Control Supporting our clients' global operations

US and UK Sales Organization Face-to-face meetings with clients Territory review New product sales Sales compensation Strategic approach to prospecting Customer service after the sale

Partnering with International SOS Sales Agency Agreement Ability to reach new markets quickly Minimum initial investment Dedicated International SOS resources Opportunities to develop joint products

Customer Satisfaction Client Advisory Council Service satisfaction surveys Operational managers interacting with clients Product development and enhancements ISO Certification

Personnel Development / Retention Performance appraisal process Employee satisfaction survey Cross-functional team building Training and career development Growth provides opportunity

Delivering long-term benefits to stakeholders

The Paradox of MedAire Valuable Product Loyal Clients Great People Net Operating Losses

The Paradox of MedAire Valuable Product Loyal Clients Great People Solid return on investment Paradigm

MedAire Information Stock symbol: MDE Exchange: Australian Stock Exchange (ASX) Market cap: USD $47.7M (as of May 11, 2007) Outstanding shares 57,527,960 Stock price USD $0.37 (as of April 1, 2006) Stock price USD $0.83 (as of May 11, 2007) Corporate office 80 E. Rio Salado Pkwy, Suite 610 Tempe, Arizona 85281 Website www.medaire.com Investor contact: James A. Williams Chief Executive Officer +1.480.333.3700

Questions?

PART I. FINANCIAL INFORMATION
Item 1. Financial Statements
MEDAIRE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	March 31,
	2007	December 31,
	(unaudited)	2006

ASSETS
Current assets:
Cash and cash equivalents	$4,607,111	$3,860,110
Accounts receivable, net of allowance for doubtful accounts and returns of $483,000 and $406,000 at March 31, 2007 and December 31, 2006, respectively	4,900,956	5,517,129
Unbilled revenue	839,365	614,958
Inventory	490,122	393,022
Notes receivable — short term	51,233	50,472
Prepaid and other current assets	754,669	770,197

Total current assets	11,643,456	11,205,888
Equipment and leasehold improvements, net	1,498,419	1,651,933
Goodwill	795,466	795,466
Identifiable intangibles, net	144,483	165,059
Deposits	131,756	135,590
Other long term assets	24,233	38,486

	$14,237,813	$13,992,422

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$859,777	$735,952
Current maturities of capital lease obligations	89,270	87,836
Short term notes payable	213,196	353,219
Accrued expenses	2,869,192	2,834,674

Current liabilities before deferred revenue	4,031,435	4,011,681
Current portion of deferred revenue	6,520,378	6,853,153

Total current liabilities	10,551,813	10,864,834
Long-term capital lease obligations, less current portion	359,277	382,601
Deferred revenue, less current portion	823,816	874,662

Total liabilities	11,734,906	12,122,097

Stockholders’ equity:
Preferred stock; voting, $.001 per share; 10,000,000 shares authorized, none issued	—	—
Common stock; voting, $0.001 par value; 100,000,000 shares authorized; 57,527,960 shares issued and outstanding at March 31, 2007 and December 31, 2006	57,528	57,528
Additional paid-in capital	6,678,897	6,678,897
Accumulated deficit	(4,249,604)	(4,878,610)
Accumulated other comprehensive income	16,086	12,510

Total stockholders’ equity	2,502,907	1,870,325

	$14,237,813	$13,992,422

The accompanying notes and the notes incorporated by reference to the 2006 annual 10-K filing are an integral part of these consolidated financial statements.

MEDAIRE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended
	March 31,	March 31,
	2007	2006
	(unaudited)	(unaudited)
Revenues, net
Services	$4,865,973	$4,953,181
Equipment	1,945,857	1,666,015
Education	926,250	800,436

Total revenues, net	7,738,080	7,419,632

Costs of revenues
Services	2,714,621	3,464,070
Equipment	1,100,309	995,468
Education	477,140	535,918

Total costs of revenues	4,292,070	4,995,456

Gross profit	3,446,010	2,424,176

Operating expenses
Sales and marketing	1,165,112	1,245,899
General and administrative	1,489,412	2,192,158
Depreciation and amortization	183,237	175,170

Total operating expenses	2,837,761	3,613,227

Operating income (loss)	608,249	(1,189,051)

Other income (expense)
Interest income	39,262	9,909
Interest expense	(18,505)	(4,570)

Total other income (expense)	20,757	5,339

Net income (loss) before income taxes	629,006	(1,183,712)
Income tax expense (benefit)	—	—

Net income (loss)	$629,006	$(1,183,712)

Net income (loss) per common share, basic and diluted
Basic	$0.01	$(0.02)

Diluted	$0.01	$(0.02)

Weighted average number of shares used in computation:
Basic	57,527,960	57,453,583

Diluted	58,041,919	57,453,583

The accompanying notes and the notes incorporated by reference to the 2006 annual 10-K filing are an integral part of these consolidated financial statements.

MEDAIRE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended
	March 31,	March 31,
	2007	2006
	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$629,006	$(1,183,712)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	183,238	175,170
Bad debt expense and provision for sales returns	76,169	27,034
Stock based employee compensation	—	484,976
Loss on disposal of assets	3,251	2,945
Changes in operating assets and liabilities:
Accounts receivable	539,442	(537,319)
Unbilled revenue	(224,407)	73,691
Inventory	(97,100)	21,583
Prepaids and other current assets	15,587	295,976
Deposits	3,837	(44,242)
Accounts payable and accrued expenses	158,004	21,349
Deferred revenue	(384,965)	843,056

Net cash provided by operating activities	$902,062	$180,507

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipment and leasehold improvements	(14,654)	(65,433)
Proceeds from sale of equipment	132	—
Repayments on notes receivable	13,492	—

Net cash used in investing activities	$(1,030)	$(65,433)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on short term notes payable	(140,023)	—
Repayment of capital lease obligation	(21,890)	(1,759)

Net cash used in financing activities	$(161,913)	$(1,759)

Effect of foreign currency exchange rate changes on cash and cash equivalents	7,882	6,073

Net increase in cash and cash equivalents	747,001	119,388
Cash and cash equivalents at beginning of period (including Global Doctor balances)	3,860,110	2,090,938

Cash and cash equivalents at end of the period (including Global Doctor balances)	4,607,111	2,210,326
Cash and cash equivalents at end of the period associated with Global Doctor	—	(138,984)

	$4,607,111	$2,071,342

SUPPLEMENTAL CASH FLOW DISCLOSURES
Cash paid during the three months for interest	$18,505	$5,000

The accompanying notes and the notes incorporated by reference to the 2006 annual 10-K filing are an integral part of these consolidated financial statements.